UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

April 15, 2016

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14100 NW 57th Court, Miami Lakes, Florida		33014
(Address of principal executive offices)		(Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 15, 2016, ERBA Diagnostics, Inc. (the “Company”) received a letter from NYSE MKT LLC (the “Exchange”) stating that the Exchange has determined that the Company is not in compliance with Sections 134 and 1101 of the Exchange’s Company Guide (the “Company Guide”) due to the Company’s failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2015 with the Securities and Exchange Commission (the “SEC”). The letter also states that the Company’s failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2015 is a material violation of its listing agreement with the Exchange and, therefore, pursuant to Section 1003(d) of the Company Guide, the Exchange is authorized to suspend and, unless prompt corrective action is taken, remove the Company’s securities from the Exchange.

In the letter, the Exchange has acknowledged that the Company is already delinquent on its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 and has previously submitted to the Exchange a plan of remediation and compliance (the “Plan”). The Company submitted the Plan to the Exchange on December 10, 2015, and the Exchange approved the Plan on January 22, 2016.

In the letter, the Exchange has informed the Company that, because the additional deficiencies resulting from the Company’s failure to timely file its Annual Report on Form 10-K are of a similar nature of the prior deficiencies resulting from the Company’s prior failure to timely file its Quarterly Report on Form 10-Q, the Company may (but is not required to) submit a supplement to the Plan (the “Supplement to Plan”) addressing how it intends to regain compliance with Sections 134 and 1101 of the Company Guide by May 25, 2016 (the “Plan Period”). If the Company does not make progress consistent with the Plan or any Supplement to Plan during the Plan Period, or if the Company does not cure its deficiencies prior to the expiration of the Plan Period, then the Exchange staff will initiate delisting proceedings as appropriate. The Company is working diligently to regain compliance with the Company Guide by May 25, 2016.

On April 21, 2016, the Company made a press release announcing its receipt of the letter from the Exchange. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01   Other Events.

As previously reported, during the third quarter of 2015, the Company implemented, among other things, a new, enhanced balance sheet review process, with a particular focus on reconciliation of significant accounts, including, among others, intercompany accounts and corresponding eliminations made, or required to be made, at the consolidated level, and their potential impact on the Company’s consolidated financial statements. In the course of implementing such new, enhanced review process, the Company identified materially out of balance accounts evident in the elimination process and noted erroneous recording of transactions to such intercompany and other accounts for each of the years ended December 31, 2014 and 2013 and for each of the interim periods ended March 31, 2015 and June 30, 2015 (the “Restatement Periods”). As previously reported, the Company intends to restate its financial statements for the Restatement Periods.

2

As previously reported, in December 2015, two purported class actions were filed in the United States District Court for the Southern District of Florida against the Company and four of its current or former executive officers. The defendants in both actions are the Company, Mohan Gopalkrishnan, Ernesina Scala, Sanjiv Suri and Prakash Patel. Both Complaints allege generally that during the purported class period of April 15, 2014 through November 20, 2015, the Company and the named executive officers knowingly and/or recklessly disseminated or approved statements about the Company’s business operation and prospects that were materially false and misleading and/or lacked a reasonable basis. Both Complaints seek to assert claims for violations of the Securities Exchange Act of 1934, and Rule 10b-5 promulgated thereunder, and Section 20(a) of the Securities Exchange Act of 1934 and seek unspecified damages. On February 9, 2016, one of the Complaints was voluntarily dismissed. As previously reported, the Company has been advised by ERBA Diagnostics Mannheim GmbH, the Company’s principal stockholder (“ERBA Mannheim”), that ERBA Mannheim will not be joining this purported class action and will not be bringing a claim against the Company. The litigation is in the preliminary stages. The Company believes the claims to be without merit and intends to vigorously defend the actions.

In the first week of April 2016, the Company received two notices of non-public investigation and two accompanying subpoenas from the Securities and Exchange Commission, Miami Regional Office (“SEC”). The subpoenas request a broad range of documents, from 2012 through the present, relating to, among other matters, the Company’s enhanced balance sheet review process, reconciliation of accounts, including, among others, intercompany accounts and corresponding eliminations made, or required to be made, at the consolidated level and materially out of balance accounts and erroneous recording of transactions to intercompany and other accounts. The Company intends to cooperate with the SEC.

Safe Harbor Statement

Except for the historical matters contained herein, statements in this Current Report on Form 8-K are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be preceded by, followed by or otherwise include the words “may,” “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “could,” “would,” “should,” or similar expressions or statements that certain events or conditions may occur. These forward-looking statements are based largely on the Company’s expectations and the beliefs and assumptions of the Company’s management and on the information currently available to it and are subject to a number of risks and uncertainties, including, but not limited to, the risks and uncertainties that: the Company may not make progress consistent with the Plan or Supplement to Plan during the Plan Period; the Company may not be able to regain compliance with the Company Guide by May 25, 2016, which would result in the Company’s common stock being delisted by the Exchange; the Exchange may initiate delisting proceedings, which would result in the Company’s common stock being delisted by the Exchange; the Company’s financial results may take longer to prepare than anticipated; the Company may not be able to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 or its Annual Report on Form 10-K for the year ended December 31, 2015 on or prior to the timeframe set forth above; if the Company does not comply with the timeframe set forth above, then the Company’s common stock may be delisted by the Exchange; during the Company’s period of noncompliance with Sections 134 and 1101 of the Company Guide, the Company’s common stock may be delisted by the Exchange; the Company’s review of the matters described above is on-going and the amounts at issue and the periods to which they relate have not been definitively determined; the Company’s review of the matters described above may take longer to complete than anticipated; the Company’s restated financial statements for the Restatement Periods, which are to be included in the restated filings, may take longer to prepare than anticipated; the Company’s defense of the litigation described above is on-going and the outcome of such litigation is uncertain; judgments against, or damages, fines or penalties, imposed on the Company or its executive officers in such litigation may have a material adverse impact on the Company’s operating results and financial condition; the target and subject matter of the non-public investigation described above is uncertain and any future recommendation, or action, by the SEC cannot be predicted; the Company’s response to such litigation and cooperation with the SEC may result in significant general and administrative expenses relating to legal and other professional fees; and other risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements. See also the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC for further discussion of certain risks and uncertainties that could materially and adversely affect the Company’s business, operating results or financial condition.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 99.1 - Press Release dated April 21, 2016.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERBA DIAGNOSTICS, INC.

Dated: April 21, 2016	By:	/s/ Mohan Gopalkrishnan
Mohan Gopalkrishnan,
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated April 21, 2016.